SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) November 19, 2004


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma                    001-12396                  73-0970298
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)


                                     Enterprise Plaza
                                    5600 N. May Avenue
                                         Suite 320
                                    Oklahoma City, Oklahoma           73112
                           (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 2.02 Results of Operations and Financial Condition

     On November 19, 2004, the Company issued a press release announcing its third quarter and nine months results. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

     (c) The following exhibits are filed with the Form 8-K and are identified by the numbers indicated:

Exhibit No.             Description
-----------             -----------

99              Press Release dated November 19, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE BEARD COMPANY

                                        /s/ HERB MEE, JR.
                                        ______________________________________
                                        Herb Mee, Jr., President

November 22, 2004

                                INDEX TO EXHIBITS

Exhibit
  No.       Description                        Method of Filing
  ---       -----------                        ----------------

99      Press Release dated November       Filed herewith electronically
        19, 2004